UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2016

SecureWorks Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37748	56-2015395
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway NE Suite 500 Atlanta, Georgia		30328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 327-6339

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 8, 2016, David W. Dorman, a director of SecureWorks Corp. (the “Company”), notified the Company’s Board of Directors that he will resign from the Board of Directors, its Audit Committee and its Governance and Nominating Committee effective immediately before the effectiveness of his election to the Board of Directors of Denali Holding Inc., parent company of the Company, which reported on July 11, 2016 that Mr. Dorman has been designated for election to its Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2016	SecureWorks Corp.

	By:	/s/ R. Wayne Jackson
R. Wayne Jackson
Chief Financial Officer
(Duly Authorized Officer)